UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2005

United Industries Corporation

(Exact name of registrant as specified in its charter)

333-76055

(Commission File Number)

Delaware	43-1025604
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2150 Schuetz Road

St. Louis, Missouri 63146

(Address of principal executive offices, with zip code)

(314) 427-0780

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In connection with the proposed acquisition of United Industries Corporation (the “Company”) by Rayovac Corporation (“Rayovac”), certain unaudited pro forma condensed consolidated financial data is being provided to the Company’s shareholders.  The Company is furnishing that information by attaching it as Exhibit 99.1 and Exhibit 99.2 hereto.

Also in connection with the proposed acquisition of the Company by Rayovac, on January 5, 2005, Rayovac issued a press release announcing its commencement of a tender offer for the Company’s 97/8% senior subordinated notes.  A copy of such press release is furnished as Exhibit 99.3 attached hereto.

As used in the attached Exhibits, “Rayovac” refers to Rayovac Corporation together with its subsidiaries, “United” refers to United Industries Corporation together with its subsidiaries, “Microlite” refers to Microlite S.A., “Nu-Gro” refers to The Nu-Gro Corporation together with its subsidiaries and “United Pet Group” refers to United Pet Group, Inc. together with its subsidiaries.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit

99.1	Rayovac Corporation unaudited pro forma condensed consolidated financial data as of and for the fiscal year ended September 30, 2004.

99.2	United Industries Corporation unaudited pro forma condensed consolidated financial information for the nine months ended September 30, 2004 and the year ended December 31, 2003.

99.3	Press release dated January 5, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United Industries Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INDUSTRIES CORPORATION
Registrant

Dated: January 6, 2005	By:	/s/ Daniel J. Johnston
	Name:	Daniel J. Johnston
	Title:	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer and Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Rayovac Corporation unaudited pro forma condensed consolidated financial data as of and for the fiscal year ended September 30, 2004.

99.2	United Industries Corporation unaudited pro forma condensed consolidated financial information for the nine months ended September 30, 2004 and the year ended December 31, 2003.

99.3	Press release dated January 5, 2005.